UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

NEXEO SOLUTIONS HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 297-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

First Amendment to Asset Purchase Agreement

As previously announced, on June 6, 2014, Nexeo Solutions, LLC (“Solutions”), a subsidiary of Nexeo Solutions Holdings, LLC (“Holdings,” and together with Solutions, the “Company”), entered into an agreement to sell its Composites line of business (the “Composites Transaction”) to Composites One LLC, a Rhode Island limited liability company (“Composites One”).  On July 1, 2014, the Company entered into an amendment (the “First Amendment”) to the Asset Purchase Agreement pursuant to which certain closing mechanics and asset transfers related to the Composites Transaction were confirmed.

A copy of the First Amendment is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The description of the First Amendment in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On July 1, 2014, Composites One completed the Composites Transaction and purchased specific distribution assets of the Company’s Composites line of business for approximately $61,500,000, subject to an inventory target adjustment. The proceeds of the Composites Transaction will be used for general corporate purposes, including repayment of indebtedness. In connection with the completion of the Composites Transaction, certain of the Company’s dedicated composites distribution employees joined Composites One.

A copy of the Asset Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The description of the Asset Purchase Agreement in this Current Report is a summary and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1*	Asset Purchase Agreement, dated June 6, 2014, by and between Nexeo Solutions, LLC and Composites One LLC.

2.2*	First Amendment to the Asset Purchase Agreement, dated July 1, 2014, by and between Nexeo Solutions, LLC and Composites One LLC.

*                 Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to Exhibit 2.1 and Exhibit 2.2 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS HOLDINGS, LLC

By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Legal Officer

Dated: July 3, 2014

EXHIBIT INDEX

Exhibit	Description

2.1*	Asset Purchase Agreement, dated June 6, 2014, by and between Nexeo Solutions, LLC and Composites One LLC.

2.2*	First Amendment to the Asset Purchase Agreement, dated July 1, 2014, by and between Nexeo Solutions, LLC and Composites One LLC.

*                 Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to Exhibit 2.1 and Exhibit 2.2 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.